NATIXIS CASH MANAGEMENT TRUST - MONEY MARKET SERIES

Supplement dated May 17, 2010 to the Natixis Cash Management Trust – Money Market Series Prospectus dated September 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph following “Minimum Balance Policy” within the section “It’s Easy to Open an Account” is amended and restated as follows:

The Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation. However, the Fund reserves the right to liquidate any account with a balance of $1.00 or less.